OAK ASSOCIATES FUNDS
Statement of Additional Information (“SAI”) February 28, 2017

(as supplemented on May 10, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

WHITE OAK SELECT GROWTH FUND	(WOGSX)
PIN OAK EQUITY FUND	(POGSX)
ROCK OAK CORE GROWTH FUND	(RCKSX)
RIVER OAK DISCOVERY FUND	(RIVSX)
RED OAK TECHNOLOGY SELECT FUND	(ROGSX)
BLACK OAK EMERGING TECHNOLOGY FUND	(BOGSX)
LIVE OAK HEALTH SCIENCES FUND	(LOGSX)

Effective May 10, 2017, the SAI is revised as follows:

1.	Thomas E. Gretter, M.D. has resigned his position as a Trustee on the Trust’s Board of Trustees, effective March 16, 2017. Accordingly, all references to Dr. Gretter in the SAI are deleted.

2.	J. John Canon serves as the Lead Independent Trustee of the Trust’s Board of Trustees.

3.
J. John Canon, Pauline F. Ramig, Ph.D., and Michael R. Shade, all of the Independent Trustees on the Trust’s Board of Trustees, serve as the members of the Audit Committee and the Nominating Committee.

4.	The sub-section entitled “Money Market Securities and other Debt Securities” under the section “DETERMINATION OF NET ASSET VALUE” is hereby replaced in its entirety with the following:

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. Investments in unregistered private liquidity funds operating to similar limitations as money market mutual funds are valued at the applicable net asset value as determined by those funds each business day. Investments in repurchase agreements are generally valued at par each business day. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.